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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  July 25, 2001


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                       7372                       52-1769077
(state or other jurisdiction of   (Primary Standard Industrial         (IRS Employer
incorporation or organization)    Classification Code Number)      Identification Number)


                            2600 TOWER OAKS BOULEVARD
                            ROCKVILLE, MARYLAND 20852
                                 (240) 747-6400
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)


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       OTG Software, Inc. ("OTG Software") hereby amends Exhibit 99.2 to its
Current Report on Form 8-K originally filed with the U.S. Securities and
Exchange Commission on July 30, 2001 to include the financial statements attached to the Press Release dated July 26, 2001 regarding OTG Software's second quarter financial results, which were inadvertently omitted.

Item 7.       Financial Statements and Exhibits

    (a) Exhibits

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
       Designation                           Description
       -----------                           -----------


          99.1*            Press Release dated July 26, 2001 regarding the acquisition of UniTree
                           (incorporated by reference to Exhibit 99.1 filed with the Securities and Exchange
                           Commission on Form 8-K, dated July 30, 2001).

          99.2**           Press Release dated July 26, 2001 regarding OTG Software's second quarter financial results.
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* Previously filed.
** Filed herewith.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OTG Software, Inc.

Date: July 31, 2001                    By: /s/ Ronald W. Kaiser
                                           -------------------------------------
                                               Ronald W. Kaiser
                                               Chief Financial Officer and
                                               Treasurer
                                               (Principal Financial Officer)



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                                  EXHIBIT INDEX



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
    EXHIBIT
    NUMBER                          DESCRIPTION OF EXHIBIT


     99.1*                 Press Release dated July 26, 2001 relating to the acquisition of UniTree
                           (incorporated by reference to Exhibit 99.1 filed with the Securities and Exchange
                           Commission on Form 8-K, dated July 30, 2001).

     99.2**                Press Release dated July 26, 2001 regarding OTG Software's second quarter financial results.

* Previously filed.
** Filed herewith.